UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]
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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ X] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

EQT Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000198222_1 R1.0.0.51160 EQT CORPORATION Annual Meeting April 30, 2014 April 30, 2014 8:00 AM EDT March 05, 2014 EQT Plaza 625 Liberty Avenue Pittsburgh, PA 15222

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX 0000198222_2 R1.0.0.51160 1. Form 10-K 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2014 to facilitate timely delivery.

Voting items 0000198222_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1.1 Margaret K. Dorman 1.2 David L. Porges 1.3 James E. Rohr 1.4 David S. Shapira The Board of Directors recommends you vote FOR the following proposal(s): 2 Advisory vote to approve named executive officer compensation 3 Approval of the Company's 2014 Long-Term Incentive Plan 4 Approval of the material terms of performance goals for purposes of Internal Revenue Code Section 162(m) 5 Ratification of Ernst & Young LLP as the Company's independent registered public accountant

Voting Instructions Voting items Continued 0000198222_4 R1.0.0.51160 NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

. 01S5CA March 13, 2014 TO: Participants in EQT Corporation Employee Savings Plan (401(k) Plan) Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 30, 2014. Included is a direction card explaining the ways you may submit your voting instructions for the vested and unvested shares of EQT Corporation common stock held in your 401(k) Plan account. The shares of EQT Corporation common stock in which you hold an interest in the 401(k) Plan are to be voted by Fidelity Management Trust Company (“Fidelity”), the Plan Trustee, in accordance with your instructions. Please note that if your instructions are not received by Sunday, April 20, 2014, the Plan Trustee will vote such uninstructed shares in accordance with the 401(k) Plan. Please submit your voting instructions as soon as possible. Thank you. FIDELITY MANAGEMENT TRUST COMPANY Boston, Massachusetts

EQT

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your direction card, you may choose one of the voting methods outlined below to vote your direction card.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Direction Cards submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 20, 2014.

Vote by Internet

- Go to **www.investorvote.com/EQT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Direction Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR proposals 2, 3, 4 and 5.

1. ELECTION OF DIRECTORS

Nominees:
Term Expiring in 2015

	For	Against	Abstain
1.1 - Margaret K. Dorman	☐	☐	☐
1.2 - David L. Porges	☐	☐	☐
1.3 - James E. Rohr	☐	☐	☐
1.4 - David S. Shapira	☐	☐	☐

	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation	☐	☐	☐
3. Approval of the Company's 2014 Long-Term Incentive Plan	☐	☐	☐
4. Approval of the material terms of performance goals for purposes of Internal Revenue Code Section 162(m)	☐	☐	☐
5. Ratification of Ernst & Young LLP as the Company's independent registered public accountant	☐	☐	☐

If you plan to attend the annual meeting on April 30, 2014, you must obtain an admission ticket by checking the box to the side and returning this Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222. Please see the proxy statement for annual meeting attendance requirements and restrictions. ☐

The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.
THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

01S3ZB

. 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Trustee to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation (the “Company”) common stock held in your account in the Company’s Employee Savings Plan (“Plan”) at the Annual Meeting of Shareholders of the Company to be held on April 30, 2014 at 8:00 a.m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If you fail to provide voting instructions, by completing, signing and returning this card, your shares will be voted by the Trustee of the Plan in the same manner and proportion as those shares for which the Trustee receives proper and timely instructions. The Trustee of the Plan is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof. Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. EQT CORPORATION C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 30, 2014 8:00 A.M. EQT PLAZA 625 Liberty Avenue Pittsburgh, PA YOUR VOTE IS IMPORTANT! You may vote by Internet, telephone or mail. See the instructions on the other side of this Direction Card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders. The 2013 Form 10-K, 2014 Proxy Statement and form of Direction Card are available at: www.edocumentview.com/EQT IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

March 13, 2014 To: EQT Corporation HOlders of Restricted Shares Dear Participant: Enclosed are the proxy solicitation materials prepared for the Annual Meeting of Shareholders of EQT Corporation to be held on Wednesday, April 30, 2014. Included is a direction card explaining the ways you may submit your voting instructions for the restricted shares of EQT Corporation common stock held in your Long-Term Incentive Plan account. The shares of EQT Corporation common stock that you hold in EQT Corporation’s Long-Term Incentive Plan will be voted by the plan Administrator in accordance with your instructions. Please note that if your instructions are not received by Sunday, April 20, 2014, the plan Administrator will not vote such uninstructed shares. Please submit your voting instructions as soon as possible. Thank you. EQT CORPORATION Pittsburgh, Pennsylvania

EQT

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your direction card, you may choose one of the voting methods outlined below to vote your direction card.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Direction cards submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 20, 2014.

Vote by Internet

- Go to **www.investorvote.com/EQT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Direction Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees listed and FOR proposals 2, 3, 4 and 5.

1. ELECTION OF DIRECTORS

Nominees:

Term Expiring in 2015	For	Against	Abstain
1.1 - Margaret K. Dorman	☐	☐	☐
1.2 - David L. Porges	☐	☐	☐
1.3 - James E. Rohr	☐	☐	☐
1.4 - David S. Shapira	☐	☐	☐

	For	Against	Abstain
2. Advisory vote to approve named executive officer compensation	☐	☐	☐
3. Approval of the Company's 2014 Long-Term Incentive Plan	☐	☐	☐
4. Approval of the material terms of performance goals for purposes of Internal Revenue Code Section 162(m)	☐	☐	☐
5. Ratification of Ernst & Young LLP as the Company's independent registered public accountant	☐	☐	☐

If you plan to attend the annual meeting on April 30, 2014, you must obtain an admission ticket by checking the box to the side and returning this Direction Card or by writing to the Corporate Secretary of EQT Corporation at the following address: EQT Plaza, 625 Liberty Avenue, Suite 1700, Pittsburgh, PA 15222. Please see the proxy statement for annual meeting attendance requirements and restrictions. ☐

The Plan Administrator, or its designee, is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting and any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer.
THIS DIRECTION CARD SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /	

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

01S40B

. EQT CORPORATION C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. EQT CORPORATION ANNUAL MEETING OF SHAREHOLDERS WEDNESDAY, APRIL 30, 2014 8:00 A.M. EQT PLAZA 625 Liberty Avenue Pittsburgh, PA YOUR VOTE IS IMPORTANT! You may vote by Internet, telephone or mail. See the instructions on the other side of this Direction Card. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of the Shareholders. The 2013 Form 10-K, 2014 Proxy Statement and form of Direction Card are available at: www.edocumentview.com/EQT 625 LIBERTY AVENUE, SUITE 1700, PITTSBURGH, PA 15222 DIRECTION CARD You are hereby requested to direct the Plan Administrator, or its designee, to vote with respect to the proposals listed on the other side of this Direction Card, the number of shares of EQT Corporation (the “Company”) common stock held in your restricted share account in the Company’s 2009 Long-Term Incentive Plan at the Annual Meeting of Shareholders of the Company to be held on April 30, 2014 at 8:00 a.m. Eastern Time, at EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania, and at any adjournment of such meeting. This Direction Card is solicited on behalf of the Board of Directors of the Company and may be revoked prior to its exercise. A vote FOR the election of nominees listed on the reverse side includes discretionary authority to vote for a substitute nominee if any nominee becomes unavailable for election for any reason. This Direction Card when properly executed will be voted in the manner directed herein. If no direction is made, this Direction Card will not be voted. The Plan Administrator or its designee is authorized, in accordance with its judgment, to vote upon such other matters as may properly come before the meeting any adjournments thereof. Please sign and date on the reverse side and return the Direction Card promptly using the enclosed envelope. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.